Exhibit 32.1

CERTIFICATION

Pursuant to 18 United States Code Section 1350

As adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I, Bernt O. Bodal, Chief Executive Officer of American Seafoods Group LLC (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2004

/S/ BERNT O. BODAL

Name: Bernt O. Bodal Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.